Federated Real Return Bond Fund

(A Portfolio of Federated Income Securities Trust)

Class A Shares
Class C Shares
Institutional Shares
SUPPLEMENT TO PROSPECTUS MAY 31, 2009.

2.  Under the section entitled “Who Manages the Fund?,” please remove the biography for Thomas J. Mitchell in its entirety and replace with the following:

Bryan J. Dingle, CFA has been the Fund’s Portfolio Manager since November 2009. Mr. Dingle joined Federated in 2006 as a Senior Investment Analyst and an Asst. Vice President of a Federated advisory subsidiary. He became a Vice President of the Fund’s Adviser in 2007.  From 1997 to 2006 , he served as a Vice President and Senior Credit Analyst of Fixed Income Corporate Bond Research for  MTB Investment Advisors, from 1995-1997 he was an Investment Officer and Junior Credit Analyst at MTB Investment Advisors and from 1994 to 1995 served as a Relationship Manager and Credit Analyst Trainee for M&T Bank.  Mr. Dingle earned his B.S. at the University of Delaware and received his M.B.A. in Business and Management from the University of Maryland.

November 23, 2009

Federated Securities Corp., Distributor

Cusip             31420C779
Cusip             31420C761
Cusip             31420C753

41685 (11/09)

Federated Real Return Bond Fund

(A Portfolio of Federated Income Securities Trust)

Class A Shares
Class C Shares
Institutional Shares
SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION MAY 31, 2009.

1.  Under the section entitled, “Who Manages and Provides Services to the Fund?,” please remove the portfolio manager information for Thomas J. Mitchell in its entirety and replace it with the following:”

Portfolio Manager Information

The following information about the Fund’s portfolio manager is provided as of October 31, 2009.

             Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Bryan J. Dingle	Total Number of Additional Accounts Managed / Total Assets*

Registered Investment Companies	0

Other Pooled Investment Vehicles	0

Other Accounts	1 Account/$32.325 million

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none

Bryan J. Dingle is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's benchmark (i.e., Barclays Treasury Inflation Protection Securities Index), and vs. the Fund's designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Dingle is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  Within each performance measurement period, IPP is calculated with an equal weighting of each account managed by the portfolio manager.   Additionally, a portion of Mr. Dingle’s IPP score is based on the performance of portfolios for which he provides fundamental credit research.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Bryan Dingle was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

November 23, 2009

Cusip             31420C779
Cusip             31420C761
Cusip             31420C753

41685 (11/09)